UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2009

NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 28, 2009, Neoprobe Corporation (the “Company”) issued a press release announcing that a second multi-center Phase 3 study of Lymphoseek® (NEO3-06) has received investigational review board approval to begin enrollment of patients diagnosed with head and neck squamous cell carcinoma. Lymphoseek (Technetium Tc99m DTPA-mannosyl-dextran) is a proprietary radioactive lymphatic mapping targeting agent being developed by the Company for use with hand-held gamma detection devices in a surgical procedure known as Sentinel Lymph Node Biopsy. The Phase 3 study will evaluate the efficacy of Lymphoseek to identify sentinel lymph nodes that may be predictive of determining whether a patient’s cancer has spread into the lymphatic system. The Phase 3 study has been registered on the national clinical trials website at www.clinicaltrials.gov.  A copy of the complete text of the Company’s May 28, 2009, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Neoprobe Corporation press release dated May 28, 2009, entitled “Neoprobe’s Second Phase 3 Lymphoseek Study Commences.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: May 28, 2009	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer